Exhibit 10.06

2012 INVESTMENT ELECTION FORM
Valero Energy Corporation
Deferred Compensation Plan

Direction of Investments

The undersigned Participant hereby directs that the measurement of the Participant's account be determined as if it were invested in the fund options as indicated below.

DEFERRALS OF SALARY AND/OR BONUSES BEGINNING 1/1/2012
WILL BE TREATED AS IF INVESTED AS INDICATED BELOW.

Enter your investment elections: 5% minimum/increments of 5%.
The total of the percentages must equal 100%.
You may invest in any one or more (including all) of the fund options.

_ _ _ _ _%     Dreyfus Appreciation (DGAGX)

_ _ _ _ _%     Fidelity Intermediate Government (FSTGX)

_ _ _ _ _%     Janus Worldwide (JAWWX)

_ _ _ _ _%     Milestone Funds Treasury Obligations Portfolio (MTIXX)

_ _ _ _ _%     Oakmark I (OAKMX)

_ _ _ _ _%     Price Mid-Cap Growth (RPMGX)

_ _ _ _ _%     Columbia Income Z (SRINX)

_ _ _ _ _%     Vanguard Asset Allocation (VAAPX)

_ _ _ _ _%     Vanguard Index Extended Market (VEXMX)

_ _ _ _ _%     Vanguard Index 500 (VFINX)

_ _ _ _ _%     Vanguard Growth and Income (VQNPX)
________
100%

I understand that the elections I have chosen on this form shall remain in effect until I make a directive to change.

Participant's Signature	Date

Participant's Name	Participant's Employee ID Number